Exhibit 99.2



          2005 DISCRETIONARY BONUS PAYMENTS TO NAMED EXECUTIVE OFFICERS


John R. Cooper...........................................................$90,000
Chief Executive Officer

Doyle C. Weeks...........................................................$99,000
President and Chief Operating Officer

C. David Perry...........................................................$82,500
Executive Vice President of Global Sales

Samuel F. Saracino.......................................................$76,800
Executive Vice President of Legal and Corporate Affairs,
General Counsel, and Secretary

Kieran MacSweeney........................................................$56,841
Senior Vice President, General Manager of Digital Solutions, and Managing Director of Avocent International